UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement

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The Greenbrier Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE GREENBRIER COMPANIES, INC. ONE CENTERPOINTE DRIVE, STE 200 LAKE OSWEGO, OR 97035 V80334-P37418

You invested in THE GREENBRIER COMPANIES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 7, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 24, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. Election of Directors:
Nominees:

1a. Stevan B. Bobb	For

1b. Wanda F. Felton	For

1c. Graeme A. Jack	For

1d. Jeffrey B. Songer	For

1e. Wendy L. Teramoto	For

2. Advisory approval of the compensation of the Company’s named executive officers.	For

3. Approval of The Greenbrier Companies, Inc. 2021 Stock Incentive Plan, As Amended, and the reservation of shares thereunder.	For

4. Approval of Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock.	For

5. Ratification of the appointment of KPMG LLP as the Company’s independent auditors for fiscal 2026.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V80335-P37418